      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 1998



                                                      REGISTRATION NO. 333-51455

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            RURAL/METRO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               4119 AND 7389                               86-0746929
      (STATE OR OTHER JURISDICTION              (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
           OF INCORPORATION)                    CLASSIFICATION CODE NUMBER)                  IDENTIFICATION NUMBER)

                            ------------------------

                          8401 EAST INDIAN SCHOOL ROAD

                           SCOTTSDALE, ARIZONA 85251
                                 (602) 994-3886
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

  SEE "TABLE OF ADDITIONAL REGISTRANTS" ON THE FOLLOWING PAGE FOR INFORMATION
          RELATING TO THE GUARANTORS OF SECURITIES REGISTERED HEREBY.
                            ------------------------

                               WARREN S. RUSTAND

                            RURAL/METRO CORPORATION
                          8401 EAST INDIAN SCHOOL ROAD
                           SCOTTSDALE, ARIZONA 85251
                                 (602) 994-3886
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                              JEAN E. HARRIS, ESQ.
                            MICHAEL L. KAPLAN, ESQ.
                          O'CONNOR, CAVANAGH, ANDERSON
                         KILLINGSWORTH & BESHEARS, P.A.
                         ONE EAST CAMELBACK, SUITE 1100
                             PHOENIX, ARIZONA 85012
                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
    As soon as practical after the Registration Statement becomes effective.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE


=======================================================================================================================
                                                           PROPOSED MAXIMUM     PROPOSED MAXIMUM         AMOUNT OF
      TITLE OF EACH CLASS OF            AMOUNT TO BE      AGGREGATE OFFERING     OFFERING PRICE        REGISTRATION
  SECURITIES TO BE REGISTERED(1)         REGISTERED        PRICE PER UNIT(1)      PER SHARE(1)           FEE(2)(3)
-----------------------------------------------------------------------------------------------------------------------
7 7/8% Senior Notes Due 2008.......     $150,000,000             100%             $150,000,000            $44,250
=======================================================================================================================


(1) Estimated solely for the purpose of calculating the amount of registration fee pursuant to Rule 457 (f)(2), based on the stated principal amount of each Outstanding Note (as defined) which may be received by the Registrant in the exchange transaction in which the Exchange Notes (as defined) will be offered.

(2) Registered herewith are Guarantees of Subsidiaries of Rural/Metro Corporation of the 7 7/8% Senior Notes due 2008 for which no additional consideration will be received. Accordingly, pursuant to Rule 457(o), under the Securities Act, which permits the registration fee to be calculated on the basis of the maximum offering price of all securities registered, no additional fee is included for the registration of such Guarantees.


(3) This amount has been previously paid.

================================================================================

                        TABLE OF ADDITIONAL REGISTRANTS

                         TO AMENDMENT NO. 1 TO FORM S-4

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                                                                     TAX
                                                                 STATE OF       IDENTIFICATION
                       NAME OF ENTITY                          ORGANIZATION         NUMBER
                       --------------                         --------------    --------------
Aid Ambulance at Vigo County, Inc. .........................  Indiana             35-1431604
Ambulance Transport Systems, Inc. ..........................  New Jersey          11-3224874
American Limousine Service, Inc. ...........................  Ohio                31-1208564
Arrow Ambulance, Inc. ......................................  Idaho               82-0413539
Beacon Transportation, Inc. ................................  New York            16-1024028
City Wide Ambulance Service, Inc. ..........................  Ohio                31-0999303
Corning Ambulance Service Inc. .............................  New York            16-1025659
Donlock, Ltd. ..............................................  Pennsylvania        23-2440659
E.M.S. Ventures, Inc. ......................................  Georgia             58-1923254
EMS Ventures of South Carolina, Inc. .......................  South Carolina      58-1971727
Eastern Ambulance Service, Inc. ............................  Nebraska            47-0497359
Eastern Paramedics, Inc. ...................................  Delaware            16-1451102
Gold Cross Ambulance Services, Inc. ........................  Delaware            34-1014792
Gold Cross Ambulance Service of Pa., Inc. ..................  Ohio                52-1139869
Keefe & Keefe, Inc. ........................................  New York            13-0412920
Keefe & Keefe Ambulette, Ltd. ..............................  New York            11-2820129
LaSalle Ambulance Inc. .....................................  New York            16-0954422
Medi-Cab of Georgia, Inc. ..................................  Delaware            86-0822551
Medical Emergency Devices and Services, Inc. ...............  Arizona             86-0712218
Medical Transportation Services, Inc. ......................  South Dakota        46-0372542
Medstar Emergency Medical Services, Inc. ...................  Delaware            86-0834429
Mercury Ambulance Service, Inc. ............................  Kentucky            61-1028659
Metro Care Corp. ...........................................  Ohio                34-1643994
MO-RO-KO, Inc. .............................................  Arizona             86-0608231
Multi Cab Inc. .............................................  New Jersey          22-3121021
Multi-Care International, Inc. .............................  New Jersey          22-3132434
Multi-Care Medical Car Service, Inc. .......................  New Jersey          22-3319494
Multi-Health Corp. .........................................  Florida             59-2814574
Myers Ambulance Service, Inc. ..............................  Indiana             35-1181236
National Ambulance & Oxygen Service, Inc. ..................  New York            16-0769150
North Miss. Ambulance Service, Inc. ........................  Mississippi         64-0634696
Physicians Ambulance Service, Inc. .........................  Delaware            34-1778398
Professional Medical Services, Inc. ........................  Arkansas            71-0658629
RISC America Alabama Fire Safety Services, Inc..............  Delaware            63-1159506
R/M Management Co., Inc. ...................................  Arizona             86-0273445
R/M of Mississippi, Inc. ...................................  Delaware            62-1716931
R/M of Tennessee G.P., Inc. ................................  Delaware            86-0810819
R/M of Tennessee L.P., Inc. ................................  Delaware            86-0810821
R/M of Texas G.P., Inc. ....................................  Delaware            86-0810815
R/M Partners, Inc. .........................................  Delaware           Applied For
RMC Corporate Center, L.L.C. ...............................  Arizona             86-0844546
Rural/Metro Argentina, L.L.C. ..............................  Arizona            Applied For

                                                                                     TAX
                                                                 STATE OF       IDENTIFICATION
                       NAME OF ENTITY                          ORGANIZATION         NUMBER
                       --------------                         --------------    --------------
Rural/Metro Brasil, L.L.C. .................................  Arizona            Applied For
Rural/Metro Canadian Holdings, Inc..........................  Delaware            86-0842600
Rural/Metro Communications Services, Inc. ..................  Delaware            23-2906712
Rural/Metro Corporation, an Arizona corporation.............  Arizona             86-0084388
Rural/Metro Corporation of Florida..........................  Florida             59-0934668
Rural/Metro Corporation of Tennessee........................  Tennessee           62-0719245
Rural/Metro Fire Dept., Inc. ...............................  Arizona             86-0273445
Rural/Metro International, Inc. ............................  Delaware            86-0842601
Rural/Metro Mid-Atlantic, Inc. .............................  Delaware           Applied For
Rural/Metro of Alabama, Inc. ...............................  Delaware            86-0834427
Rural/Metro of Argentina, Inc. .............................  Delaware           Applied For
Rural/Metro of Arkansas, Inc. ..............................  Delaware            86-0847331
Rural/Metro of Arlington, Inc. .............................  Delaware            75-2629709
Rural/Metro of Brasil, Inc. ................................  Delaware           Applied For
Rural/Metro of California, Inc..............................  Delaware            73-1498164
Rural/Metro of Central Alabama, Inc. .......................  Delaware            59-3385348
Rural/Metro of Central Ohio, Inc. ..........................  Delaware            31-1442407
Rural/Metro of Georgia, Inc. ...............................  Delaware            86-0783075
Rural/Metro of Indiana, Inc. ...............................  Delaware            86-0834431
Rural/Metro of Indiana, L.P. ...............................  Delaware            35-1969954
Rural/Metro of Indiana II, L.P. ............................  Delaware            35-1972413
Rural/Metro of Kentucky, Inc. ..............................  Delaware            86-0842598
Rural/Metro of Mississippi, Inc. ...........................  Delaware            62-1716929
Rural/Metro of Nebraska, Inc. ..............................  Delaware            47-0780161
Rural/Metro of New York, Inc. ..............................  Delaware            86-0750083
Rural/Metro of North Florida, Inc. .........................  Florida             59-2798471
Rural/Metro of Ohio, Inc. ..................................  Delaware            93-1150488
Rural/Metro of Oregon, Inc. ................................  Delaware            86-0803435
Rural/Metro of Rochester, Inc...............................  New York            16-0980148
Rural/Metro of San Diego, Inc. .............................  California          33-0754132
Rural/Metro of South Carolina, Inc. ........................  Delaware            86-0785691
Rural/Metro of South Dakota, Inc. ..........................  Delaware            86-0823323
Rural/Metro of Tennessee, L.P. .............................  Delaware            62-1623714
Rural/Metro of Texas, Inc. .................................  Delaware            75-2613511
Rural/Metro of Texas, L.P. .................................  Delaware            75-2625686
Rural/Metro Protection Services, Inc........................  Arizona             86-0273443
Rural/Metro Texas Holdings, Inc. ...........................  Delaware            86-0834430
SW General, Inc. ...........................................  Arizona             86-0434455
Sioux Falls Ambulance, Inc. ................................  South Dakota        46-0284797
South Georgia Emergency Medical Services, Inc. .............  Georgia             58-1927289
Southwest Ambulance of Casa Grande, Inc. ...................  Arizona             86-0702807
Southwest Ambulance of Southeastern Arizona, Inc. ..........  Arizona             86-0758145
Southwest Ambulance of Tucson, Inc. ........................  Arizona             86-0203618
Southwest General Services, Inc. ...........................  Arizona             86-0767537
The Aid Ambulance Company, Inc. ............................  Delaware            86-0834432
The Aid Company, Inc. ......................................  Indiana             35-1508091

                                                                                     TAX
                                                                 STATE OF       IDENTIFICATION
                       NAME OF ENTITY                          ORGANIZATION         NUMBER
                       --------------                         --------------    --------------
The Western New York Emergency Medical Services Training
  Institute Inc. ...........................................  New York            22-2718876
Towns Ambulance Service, Inc. ..............................  New York            16-1088281
United Medical Services, Inc. ..............................  Washington          91-1176902
Valley Fire Service, Inc. ..................................  Delaware            93-1196188
W & W Leasing Company, Inc. ................................  Arizona             86-0201806

                                EXPLANATORY NOTE



     Rural/Metro Corporation has prepared Amendment No. 1 for the purpose of filing with the Securities and Exchange Commission Exhibits 4.5 and 5 to the Registration Statement. Amendment No. 1 does not modify any provision of the Prospectus included in the Registration Statement; accordingly, such Prospectus has not been included herein.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company's amended and restated Bylaws require the Company to indemnify its directors, officers, employees and agents to the fullest extent permitted by the Delaware General Corporation Law, including those circumstances in which indemnification would otherwise be discretionary, except that the Company will not be obligated to indemnify any such person (i) with respect to proceedings, claims or actions initiated or brought voluntarily by any such person and not by way of defense; (ii) for any amounts paid in settlement of an action indemnified against by the Company without the proper written consent of the Company; or
(iii) in connection with any event in which the person did not act in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company. In addition, the Company has entered or will enter into Indemnity Agreements with each of its directors and officers providing for indemnification of and advancement of expenses to the directors and officers to the fullest extent permitted by law except (a) if and to the extent that payment is made to the indemnitee under an insurance policy or otherwise; (b) if and to the extent that a claim is decided adversely based on or attributable to the indemnitee gaining any personal profit or advantage to which the indemnitee was not legally entitled; (c) if and to the extent that the indemnifiable event constituted or arose out of the indemnitee's willful misconduct or gross negligence; or (d) if and to the extent that the proceeding is initiated by the indemnitee against the Company of any of its officers or directors, unless the Company has consented to or joined in the initiation of the proceeding. The Delaware General Corporation Law contains an extensive indemnification provision that permits a corporation to indemnify any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     The Company's Second Restated Certificate eliminates the personal liability of the directors of the Company to the Company or its stockholders for monetary damages for breach of their duty of care except to the extent that such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law. The Delaware General Corporation Law prohibits a corporation from eliminating or limiting the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) for liability under
Section 174 of the Delaware General Corporation Law (relating to certain unlawful dividends, stock purchases or stock redemptions); or (iv) for any transaction from which the director derived any improper personal benefit.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
-----------                      ----------------------
    2         Plan and Agreement of Merger and Reorganization, dated as of
              April 26, 1993(1)
    4.1       Specimen Certificate representing shares of Common Stock,
              par value $.01 per share(1)
    4.2       Indenture dated as of March 16, 1998, by and among the
              Company, the Guarantors signatories thereto and The First
              National Bank of Chicago, as Trustee.+
    4.3       Form of Global Note (included in Exhibit 4.2)+

EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
-----------                      ----------------------
    4.4       Registration Rights Agreement dated March 11, 1998 by and
              among Bear Stearns & Co. Inc., Salomon Brothers Inc, SBC
              Warburg Dillon Read Inc., First Union Capital Markets, the
              Company, and certain subsidiaries of the Company, as
              Guarantors+
    4.5       Amended and Restated Credit Agreement dated as of March 16,
              1998, by and among the Company as borrower, certain of its subsidiaries as Guarantors, the lenders referred to therein, and First Union National Bank, as agent and as lender, and related Form of Amended and Restated Revolving Credit Note,
              Form of Subsidiary Guarantee Agreement, and Form of
              Intercompany Subordination Agreement++
    5         Opinion of O'Connor, Cavanagh, Anderson, Killingsworth &
              Beshears, P.A.++
   12         Computation of Ratio of Earnings to Fixed Charges+
   23.1       Consent of O'Connor, Cavanagh, Anderson, Killingsworth &
              Beshears, P.A. (to be included in its Opinion filed as
              Exhibit 5)++
   23.2       Consent of Arthur Andersen LLP+
   24.1       Powers of Attorney of Directors and Executive Officers
              (included on the Signature Page of this Registration
              Statement)+
   24.2       Power of Attorney of Warren S. Rustand+
   25         Statement of Eligibility of Trustee on Form T-1 of The First
              National Bank of Chicago+
   99         Form of Letter of Transmittal and Notice of Guaranteed
              Delivery+


---------------

  +  Previously filed.



  ++ filed herewith


 (1) Incorporated by reference to the Registration Statement on Form S-1 of the Registrant (Registration No. 33-63448) filed May 27, 1993 and declared effective July 15, 1993.

 (b) Financial Statement Schedules

     Schedule II Valuation and Qualifying Accounts incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1997.

     All other schedules have been omitted on the basis of immateriality or because such schedules are not otherwise applicable.

ITEM 22.  UNDERTAKINGS

     (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) (1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, State of Arizona, on the 8th day of May, 1998.


                                          RURAL/METRO CORPORATION


                                          By:      /s/ MARK E. LIEBNER

                                            ------------------------------------

                                            Mark E. Liebner, Senior Vice
                                              President and Chief Financial
                                              Officer



     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----

            By: * /s/ WARREN S. RUSTAND              Chairman of the Board of Directors,  May 8, 1998
  ----------------------------------------------       Chief Executive Officer and
                 Warren S. Rustand                     President (Principal Executive
                                                       Officer)

            By: */s/ ROBERT T. EDWARDS               Executive Vice President and         May 8, 1998
  ----------------------------------------------       Director
                 Robert T. Edwards

              By: /s/ MARK E. LIEBNER                Senior Vice President, Chief         May 8, 1998
  ----------------------------------------------       Financial Officer and Treasurer
                  Mark E. Liebner                      (Principal Financial Officer)

             By: */s/ ROBERT E. RAMSEY               Senior Vice President and Director   May 8, 1998
  ----------------------------------------------
                 Robert E. Ramsey

             By: */s/ DEAN P. HOFFMAN                Vice President, Financial Services   May 8, 1998
  ----------------------------------------------       (Principal Accounting Officer)
                  Dean P. Hoffman

              By: */s/ JAMES H. BOLIN                Director                             May 8, 1998
  ----------------------------------------------
                  James H. Bolin

                        By:                          Director
  ----------------------------------------------
                  Cor J. Clement

           By: */s/ MARY ANNE CARPENTER              Director                             May 8, 1998
  ----------------------------------------------
                Mary Anne Carpenter

                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----

              By: */s/ LOUIS G. JEKEL                Director                             May 8, 1998
  ----------------------------------------------
                  Louis G. Jekel

                        By:                          Director
  ----------------------------------------------
                 William C. Turner

                        By:                          Director
  ----------------------------------------------
                  Henry G. Walker

            By: */s/ LOUIS A. WITZEMAN               Director                             May 8, 1998
  ----------------------------------------------
                 Louis A. Witzeman

              *By:/s/ MARK E. LIEBNER                                                     May 8, 1998
  ----------------------------------------------
                  Mark E. Liebner
                 Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, on this 8th day of May, 1998.


Aid Ambulance at Vigo County, Inc.

Ambulance Transport Systems, Inc.


American Limousine Service, Inc.


Arrow Ambulance, Inc.


Beacon Transportation, Inc.


City Wide Ambulance Service, Inc.


Corning Ambulance Service Inc.


Donlock, Ltd.


E.M.S. Ventures, Inc.


EMS Ventures of South Carolina, Inc.


Eastern Ambulance Service, Inc.


Eastern Paramedics, Inc.


Gold Cross Ambulance Services, Inc.


Gold Cross Ambulance Service of Pa., Inc.


Keefe & Keefe, Inc.


Keefe & Keefe Ambulette, Ltd.


LaSalle Ambulance Inc.


Medi-Cab of Georgia, Inc.


Medical Emergency Devices and Services, Inc.


Medical Transportation Services, Inc.


Medstar Emergency Medical Services, Inc.


Mercury Ambulance Service, Inc.


Metro Care Corp.


MO-RO-KO, Inc.


Multi Cab Inc.


Multi-Care International, Inc.


Multi-Care Medical Car Service, Inc.


Multi-Health Corp.


Myers Ambulance Service, Inc.


National Ambulance & Oxygen Service, Inc.


North Miss. Ambulance Service, Inc.


Physicians Ambulance Service, Inc.


Professional Medical Services, Inc.


RISC America Alabama Fire Safety Services, Inc.


R/M Management Co., Inc.


R/M of Mississippi, Inc.


R/M of Tennessee G.P., Inc.


R/M of Tennessee L.P., Inc.


R/M of Texas G.P., Inc.


R/M Partners, Inc.


Rural/Metro Canadian Holdings, Inc.


Rural/Metro Communications Services, Inc.


Rural/Metro Corporation of Florida


Rural/Metro Corporation of Tennessee


Rural/Metro Fire Dept., Inc.


Rural/Metro International, Inc.


Rural/Metro Mid-Atlantic, Inc.


Rural/Metro of Alabama, Inc.


Rural/Metro of Argentina, Inc.


Rural/Metro of Arkansas, Inc.


Rural/Metro of Arlington, Inc.


Rural/Metro of Brasil, Inc.


Rural/Metro of California, Inc.


Rural/Metro of Central Alabama, Inc.


Rural/Metro of Central Ohio, Inc.


Rural/Metro of Georgia, Inc.


Rural/Metro of Indiana, Inc.


Rural/Metro of Kentucky, Inc.


Rural/Metro of Mississippi, Inc.


Rural/Metro of Nebraska, Inc.


Rural/Metro of New York, Inc.


Rural/Metro of North Florida, Inc.


Rural/Metro of Ohio, Inc.


Rural/Metro of Oregon, Inc.


Rural/Metro of Rochester, Inc.


Rural/Metro of South Carolina, Inc.


Rural/Metro of South Dakota, Inc.


Rural/Metro of Texas, Inc.


Rural/Metro Protection Services, Inc.


Rural/Metro Texas Holdings, Inc.


SW General, Inc.


Sioux Falls Ambulance, Inc.


South Georgia Emergency Medical Services, Inc.


Southwest Ambulance of Casa Grande, Inc.


Southwest Ambulance of Southeastern   Arizona, Inc.


Southwest Ambulance of Tucson, Inc.


Southwest General Services, Inc.


The Aid Ambulance Company, Inc.


The Aid Company, Inc.


The Western New York Emergency Medical   Services Training Institute Inc.


Towns Ambulance Service, Inc.


United Medical Services, Inc.


Valley Fire Service, Inc.


W & W Leasing Company, Inc.


                                          By: /s/ MARK E. LIEBNER

                                            ------------------------------------
                                            Mark E. Liebner

                                            Vice President of each of the above
                                              corporations

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed on May 8, 1998 by the following persons in the capacities and on the dates indicated.





By: */s/ WARREN S. RUSTAND                             /s/ MARK E. LIEBNER
-----------------------------------------------------  -----------------------------------------------------
Warren S. Rustand                                      Mark E. Liebner
President, Chief Executive Officer, and Director of    Vice President and Director of each of the following
  each of the following corporations:                    corporations:
(Principal Executive Officer)                          (Principal Financial and Accounting Officer)

*By: /s/ MARK E. LIEBNER
-----------------------------------------------------
Mark E. Liebner
  As Attorney-in-Fact



Aid Ambulance of Vigo County, Inc.


Ambulance Transport Systems, Inc.


American Limousine Service, Inc.


Arrow Ambulance, Inc.


Beacon Transportation, Inc.


City Wide Ambulance Service, Inc.


Corning Ambulance Service Inc.


Donlock, Ltd.


E.M.S. Ventures, Inc.


EMS Ventures of South Carolina, Inc.


Eastern Ambulance Service, Inc.


Eastern Paramedics, Inc.


Gold Cross Ambulance Services, Inc.


Gold Cross Ambulance Service of Pa., Inc.


Keefe & Keefe, Inc.


Keefe & Keefe Ambulette, Ltd.


LaSalle Ambulance Inc.


Medi-Cab of Georgia, Inc.


Medical Emergency Devices and Services, Inc.


Medical Transportation Services, Inc.


Medstar Emergency Medical Services, Inc.


Mercury Ambulance Service, Inc.


Metro Care Corp.


MO-RO-KO, Inc.


Multi Cab Inc.


Multi-Care International, Inc.


Multi-Care Medical Car Service, Inc.


Multi-Health Corp.


Myers Ambulance Service, Inc.


National Ambulance & Oxygen Service, Inc.


North Miss. Ambulance Service, Inc.


Physicians Ambulance Service, Inc.


Professional Medical Services, Inc.


RISC America Alabama Fire Safety Services, Inc.


R/M Management Co., Inc.


R/M of Mississippi, Inc.


R/M of Tennessee G.P., Inc.


R/M of Tennessee L.P., Inc.


R/M of Texas G.P., Inc.


R/M Partners, Inc.


Rural/Metro Canadian Holdings, Inc.


Rural/Metro Communications Services, Inc.


Rural/Metro Corporation of Florida


Rural/Metro Corporation of Tennessee


Rural/Metro Fire Dept., Inc.


Rural/Metro International, Inc.


Rural/Metro Mid-Atlantic, Inc.


Rural/Metro of Alabama, Inc.


Rural/Metro of Argentina, Inc.


Rural/Metro of Arkansas, Inc.


Rural/Metro of Arlington, Inc.


Rural/Metro of Brasil, Inc.


Rural/Metro of California, Inc.


Rural/Metro of Central Alabama, Inc.


Rural/Metro of Central Ohio, Inc.


Rural/Metro of Georgia, Inc.


Rural/Metro of Indiana, Inc.


Rural/Metro of Kentucky, Inc.


Rural/Metro of Mississippi, Inc.


Rural/Metro of Nebraska, Inc.


Rural/Metro of New York, Inc.


Rural/Metro of North Florida, Inc.


Rural/Metro of Ohio, Inc.


Rural/Metro of Oregon, Inc.


Rural/Metro of Rochester, Inc.


Rural/Metro of South Carolina, Inc.


Rural/Metro of South Dakota, Inc.


Rural/Metro of Texas, Inc.


Rural/Metro Protection Services, Inc.


Rural/Metro Texas Holdings, Inc.


SW General, Inc.


Sioux Falls Ambulance, Inc.


South Georgia Emergency Medical Services, Inc.


Southwest Ambulance of Casa Grande, Inc.


Southwest Ambulance of Southeastern   Arizona, Inc.


Southwest Ambulance of Tucson, Inc.


Southwest General Services, Inc.


The Aid Ambulance Company, Inc.


The Aid Company, Inc.


The Western New York Emergency Medical   Services Training Institute Inc.


Towns Ambulance Service, Inc.


United Medical Services, Inc.


Valley Fire Service, Inc.


W & W Leasing Company, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, on this 8th day of May, 1998.


                                          RMC CORPORATE CENTER, L.L.C.
                                          By: Rural/Metro Corporation, an
                                              Arizona corporation
                                            Its Member

                                          By: /s/ MARK E. LIEBNER

                                            ------------------------------------
                                            Mark E. Liebner
                                            Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed on May 8, 1998 by the following persons in the capacities indicated.





By: /s/ *WARREN S. RUSTAND                             /s/ MARK E. LIEBNER
-----------------------------------------------------  -----------------------------------------------------
Warren S. Rustand                                      Mark E. Liebner
President, Chief Executive Officer, and Director       Vice President and Director
(Principal Executive Officer)                          (Principal Financial and Accounting Officer)
  Rural/Metro Corporation, an Arizona corporation      Rural/Metro Corporation, an Arizona corporation
  Member                                                 Member

*By: /s/ MARK E. LIEBNER                               /s/  *LOUIS G. JEKEL
-----------------------------------------------------  -----------------------------------------------------
Mark E. Liebner                                        Louis G. Jekel
  As Attorney-in-Fact, pursuant to                     Director
  a Power of Attorney filed herewith.                  Rural/Metro Corporation, an Arizona corporation
                                                       Member

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, on this 8th day of May, 1998.



                                          RURAL/METRO ARGENTINA, L.L.C.

                                          RURAL/METRO BRASIL, L.L.C.
                                          By: Rural/Metro International, Inc.

                                            Their Member


                                          By: /s/ MARK E. LIEBNER

                                            ------------------------------------
                                            Mark E. Liebner
                                            Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed on May 8, 1998 by the following persons in the capacities indicated.





By: /s/ *WARREN S. RUSTAND                             /s/ MARK E. LIEBNER
-----------------------------------------------------  -----------------------------------------------------
Warren S. Rustand                                      Mark E. Liebner
President, Chief Executive Officer, and Director       Vice President and Director
(Principal Executive Officer)                          (Principal Financial and Accounting Officer)
  Rural/Metro International, Inc.                      Rural/Metro International, Inc.
  Member                                               Member

*By: /s/ MARK E. LIEBNER
-----------------------------------------------------
Mark E. Liebner
  As Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, on this 8th day of May, 1998.


                                          RURAL/METRO CORPORATION, AN ARIZONA
                                          CORPORATION

                                          By: /s/ MARK E. LIEBNER

                                            ------------------------------------
                                            Mark E. Liebner
                                            Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed on May 8, 1998 by the following persons in the capacities indicated.





By: /s/ *WARREN S. RUSTAND                             /s/ MARK E. LIEBNER
-----------------------------------------------------  -----------------------------------------------------
Warren S. Rustand                                      Mark E. Liebner
President, Chief Executive Officer, and Director       Vice President
(Principal Executive Officer)                          (Principal Financial and Accounting Officer)

*By: /s/ MARK E. LIEBNER                               By: /s/ *LOUIS G. JEKEL
-----------------------------------------------------  -----------------------------------------------------
Mark E. Liebner                                        Louis G. Jekel
  As Attorney-in-Fact                                  Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this amendment to registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, on this 8th day of May, 1998.



                                          RURAL/METRO OF INDIANA, L.P.

                                          RURAL/METRO OF INDIANA II, L.P.
                                          By: The Aid Ambulance Company, Inc.,

                                               Their General Partner


                                          By: /s/ MARK E. LIEBNER

                                            ------------------------------------
                                            Mark E. Liebner

                                            Vice President



     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed on May 8, 1998 by the following persons in the capacities indicated.





By: * /s/ WARREN S. RUSTAND                            /s/ MARK E. LIEBNER
-----------------------------------------------------  -----------------------------------------------------
Warren S. Rustand                                      Mark E. Liebner
President, Chief Executive Officer, and Director       Vice President and Director
(Principal Executive Officer)                          (Principal Financial and Accounting Officer)
  The Aid Ambulance Company, Inc.                        The Aid Ambulance Company, Inc.
  General Partner                                        General Partner

*By: /s/ MARK E. LIEBNER
-----------------------------------------------------
Mark E. Liebner
  As Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, on this 8th day of May, 1998.


                                          RURAL/METRO OF SAN DIEGO, INC.

                                          By: /s/ WILLIAM R. CROWELL

                                            ------------------------------------
                                            William R. Crowell

                                            Chief Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed on May 8, 1998 by the following persons in the capacities indicated.





By: * /s/ WARREN S. RUSTAND                            /s/ MARK E. LIEBNER
-----------------------------------------------------  -----------------------------------------------------
Warren S. Rustand                                      Mark E. Liebner
President, Chief Executive Officer, and Director       Director
(Principal Executive Officer)

*By: /s/ MARK E. LIEBNER                               /s/ WILLIAM R. CROWELL
-----------------------------------------------------  -----------------------------------------------------
Mark E. Liebner                                        William R. Crowell
As Attorney-in-Fact                                    Chief Financial Officer
                                                       (Principal Financial and
                                                       Accounting Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, on this 8th day of May, 1998.


                                          RURAL/METRO OF TENNESSEE, L.P.
                                          By: Rural/Metro of Tennessee, G.P.,
                                          Inc.
                                            Its General Partner

                                          By: /s/ MARK E. LIEBNER

                                            ------------------------------------
                                            Mark E. Liebner
                                            Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed on May 8, 1998 by the following persons in the capacities indicated.





By: /s/ *WARREN S. RUSTAND                             /s/ MARK E. LIEBNER
-----------------------------------------------------  -----------------------------------------------------
Warren S. Rustand                                      Mark E. Liebner
President, Chief Executive Officer, and Director       Vice President and Director
(Principal Executive Officer)                          (Principal Financial and Accounting Officer)
Rural/Metro of Tennessee, G.P., Inc.                   Rural/Metro of Tennessee, G.P., Inc.
  General Partner                                        General Partner

*By: /s/ MARK E. LIEBNER
-----------------------------------------------------
Mark E. Liebner
  As Attorney-in-Fact, pursuant to
  a Power of Attorney filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale, on this 8th day of May, 1998.


                                          RURAL/METRO OF TEXAS, L.P.
                                          By: R/M of Texas G.P., Inc.
                                            Its General Partner

                                          By: /s/ MARK E. LIEBNER

                                            ------------------------------------
                                            Mark E. Liebner
                                            Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed on May 8, 1998 by the following persons in the capacities indicated.





By: * /s/ WARREN S. RUSTAND                            /s/ MARK E. LIEBNER
-----------------------------------------------------  -----------------------------------------------------
Warren S. Rustand                                      Mark E. Liebner
President, Chief Executive Officer, and Director       Vice President and Director
(Principal Executive Officer)                          (Principal Financial and Accounting Officer)
  R/M of Texas, G.P., Inc.                             R/M of Texas, G.P., Inc.
  General Partner                                      General Partner

*By: /s/ MARK E. LIEBNER
-----------------------------------------------------
Mark E. Liebner
  As Attorney-in-Fact, pursuant to
  a Power of Attorney filed herewith.